Exhibit 10.39

AGREEMENT EXTENDING TERM OF

PHANTOM STOCK AGREEMENT

THIS AGREEMENT EXTENDING TERM OF PHANTOM STOCK AGREEMENT (the “Extension Agreement”) is made and entered into as of the 31st day of December, 2009 by and between Affinity Group, Inc., a Delaware corporation (“AGI”) and [                         ] (the “Executive”);

WITNESSETH

WHEREAS, AGI and Executive are parties to that certain Phantom Stock Agreement dated as of January 1, 2007 (the “Agreement”); and

WHEREAS, AGI wishes to extend the term of the Agreement and Executive is willing to have the term extended and to continue Executive’s duties with AGI on the terms set forth in this Extension Agreement;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein and other good and valuable consideration, AGI and Executive hereby agree as follows:

1.         The term of the Agreement shall be extended and shall continue until such time as AGI and the Executive have entered into an amended agreement or a replacement agreement on terms that are mutually acceptable to AGI and the Executive.

2.         This Extension Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original without the production of the others, but all of which together shall constitute one and the same instrument.

3.         This Extension Agreement contains the entire understanding of the parties with respect to the subject matter hereof and may not be varied, modified or amended except by a writing signed by the parties to be charged.  The making, execution and delivery of this Extension Agreement by the parties hereto have been induced by no representations, statements, warranties or agreements of the other except those herein expressed.

4.         Except as otherwise specifically modified or amended hereby, all of the terms of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the individual party has hereunto set his hand and the corporate party has caused these presents to be executed by a proper officer thereunto duly authorized all as of the day and year first above written.

AFFINITY GROUP, INC.

By:
Its:

[“Executive”]

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